UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Dryden High Yield Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2004

Date of reporting period:	12/31/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Dryden High Yield Fund, Inc.

DECEMBER 31, 2004	ANNUAL REPORT

FUND TYPE

Junk bond

OBJECTIVES

Current income, and capital appreciation as a secondary objective

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

February 14, 2005

We hope that you find the annual report for the Dryden High Yield Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Dryden High Yield Fund, Inc.

Dryden High Yield Fund, Inc.	1

Your Fund’s Performance

Fund objectives

The primary investment objective of the Dryden High Yield Fund, Inc. (the Fund) is to maximize current income. As a secondary objective, the Fund seeks capital appreciation, but only when consistent with the Fund’s primary investment objective of current income. There can be no assurance that the Fund will achieve its investment objectives.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50% (Class A shares).

Cumulative Total Returns[1] as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	9.93%	26.32%	95.77%	217.29%
Class B	9.39	23.26	85.60	702.40
Class C	9.39	23.27	85.61	84.14
Class Z	10.20	28.02	N/A	63.26
Lehman Brothers U.S. Corporate High Yield Index[3]	11.13	40.05	118.59	***
Lipper High Current Yield Funds Avg.[4]	9.89	28.43	88.98	****

Average Annual Total Returns[1] as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	4.98%	3.82%	6.46%	7.70%
Class B	4.39	4.14	6.38	8.42
Class C	8.39	4.27	6.38	6.03
Class Z	10.20	5.06	N/A	5.70
Lehman Brothers U.S. Corporate High Yield Index[3]	11.13	6.97	8.13	***
Lipper High Current Yield Funds Avg.[4]	9.89	4.94	6.45	****

Distributions and Yields[1] as of 12/31/04
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.42	5.18%
Class B	$0.39	4.93
Class C	$0.39	4.93
Class Z	$0.44	5.68

2	Visit our website at www.jennisondryden.com

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, 1/22/90; Class B, 3/29/79; Class C, 8/1/94; and Class Z, 3/1/96.

3The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed.

4The Lipper High Current Yield Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Current Yield Funds category for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Investors cannot invest directly in an index. The returns for the Lehman Brothers U.S. Corporate High Yield Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***Lehman Brothers U.S. Corporate High Yield Index Closest Month-End to Inception cumulative total returns are 296.12% for Class A, 669.30% for Class B, 119.49% for Class C, and 80.10% for Class Z. Lehman Brothers U.S. Corporate High Yield Index Closest Month-End to Inception average annual total returns are 9.67% for Class A, 9.95% for Class B, 7.84% for Class C, and 6.89% for Class Z. The Lehman Brothers High Yield Bond Index began on 6/30/83, therefore the return for Class B shares represents an inception return from that time until the present (12/31/04).

****Lipper Average Closest Month-End to Inception cumulative total returns are 235.02% for Class A, 852.75% for Class B, 86.80% for Class C, and 61.48% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 8.32% for Class A, 9.04% for Class B, 6.06% for Class C, and 5.43% for Class Z.

Dryden High Yield Fund, Inc.	3

Your Fund’s Performance (continued)

Five Largest Long-Term Issues expressed as a percentage of net assets as of 12/31/04
Qwest Services Corp., Notes, 14.00%, 12/15/10	1.2%
MGM Mirage, Inc., Gtd. Notes, 6.00%, 10/01/09	1.0
PSF Holdings Group, Inc.	0.8
Dex Media West LLC, Sr. Sub. Notes, 9.875%, 08/15/13	0.8
MCI, Inc., Sr. Notes, 7.68%, 05/01/09	0.8

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 12/31/04
High Grade	1.9%
Ba	32.2
B	42.8
Caa or Lower	13.6
Not Rated	2.8
Total Long-Term Investments	93.3
Short-Term Investments	26.4
Total Investments	119.7
Liabilities in excess of other assets	–19.7
Net Assets	100.0

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

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Investment Adviser’s Report

Prudential Investment Management, Inc.

Another triumph for U.S. high yield bonds

For U.S. high yield corporate bonds, 2004 was a banner year that followed an outstanding year in 2003. High yield bonds, commonly called “junk” bonds because of their below-investment-grade ratings, returned 11.13% in 2004 as measured by the Fund’s benchmark, the Lehman Brothers U.S. Corporate High Yield Index (the Index). The high yield bond sector was the only one in the U.S. fixed income market that produced a double-digit return for 2004. But even under these favorable market conditions, good security selection was crucial to success, and the expertise of our large credit research staff helped enhance the Fund’s performance in 2004.

Certain favorable developments encouraged investment in high yield bonds. Improving corporate balance sheets and a low high yield bond default rate made these bonds attractive to investors. Even though the Federal Reserve (the Fed) raised short-term interest rates five times to reduce the amount of monetary stimulus in the economy, the general level of interest rates was still low. Therefore investors bought high yield bonds for the extra yield.

High yield bonds overcame early sell-off

Anticipation of the trend toward higher short-term rates initially prompted a sell-off among high yield bonds and the remainder of the U.S. fixed income market during the second quarter of 2004. At that time strong job growth and rising inflationary pressure suggested that the Fed might act aggressively to slow the economic expansion in the United States. Prospects for higher short-term rates weighed on the fixed income market, as bond prices move in the opposite direction of interest rates. However, as 2004 continued, the bond market began to recover amid more favorable economic conditions. Uneven job growth and surprisingly mild inflation decreased the likelihood that the Fed would act aggressively to rein in the economy. These were welcome developments for bonds, particularly as inflation erodes the value of bonds’ fixed interest payments.

Fund maintained conservative risk profile compared to Index

The high yield bond rally progressed in the second half of the year so that lower-quality bonds (rated Caa and below) performed better than higher-quality high yield bonds (rated in the Ba and single-B categories) in 2004. We limited the Fund’s exposure to certain bonds rated Caa because we believe their yields did not provide sufficient compensation for the credit risk associated with investing in them. The Fund’s smaller exposure to Caa-rated bonds than the Index detracted from its performance relative to the Index in 2004.

Dryden High Yield Fund, Inc.	5

Investment Adviser’s Report (continued)

Commodity-oriented holdings aided the Fund

We positioned the Fund to benefit from a surge in commodity prices that occurred as the global economic recovery fueled strong demand from China and other resource- intensive economies. In the chemicals sector, the Fund held bonds of Rhodia SA, Huntsman LLC, and IMC Global Inc. that gained in value as improved pricing power allowed the firms to pass along higher raw material costs to their customers. In the metals sector, the Fund held bonds of A.K. Steel Corp. and Ispat Inland ULC that performed well as steel prices climbed. In the paper sector, the Fund held bonds of Georgia-Pacific Corp. that performed well as demand for lumber products rose.

Fund held too few bonds of consumer products firms

Because of the weak credit profile of most consumer products companies in the high yield market, the Fund had smaller exposures to debt securities of several consumer-related companies, including Levi Strauss & Co. and Revlon Inc. However, this strategy hurt the Fund’s returns relative to the Index because debt securities of both firms gained in value during 2004. Levi Strauss has lowered costs by shutting down a North American plant and moving production overseas, cutting jobs, and improving sales at some retailers. Revlon Chairman Ronald O. Perelman announced plans to cut the makeup manufacturer’s debt by taking steps such as swapping debt for equity.

Underweight retailers, auto parts manufacturers, and airlines

We limited the Fund’s exposure to highly competitive industries such as retailers, auto parts manufacturers, and airlines. These industries have experienced rising input prices but lack the pricing power to pass these higher costs on to their end-customers. The profit margins of these companies have been compressed, and we have doubts about their future earnings potential.

The Fund’s underweight exposures to retailers and auto parts manufacturers compared to the Index worked well. On the other hand, our decision to limit the Fund’s exposure to airlines, particularly bonds of Delta Airlines Inc. and United Airlines, detracted from its returns as their bonds staged solid recoveries late in the year. The pilots’ union of Delta Airlines agreed to a considerable cut in pay, which may have helped the company avoid filing for bankruptcy. As for United Airlines, the U.S. Pension Benefit Guarantee Corporation agreed to take over the retirement plans for the company’s active and retired pilots. This development supports United Airlines’ efforts to exit bankruptcy.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2004, at the beginning of the period, and held through the six-month period ended December 31, 2004.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), Section 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. Section 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

Dryden High Yield Fund, Inc.	7

Fees and Expenses (continued)

Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden High Yield Fund, Inc.		Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,087	0.90%	$4.72
	Hypothetical	$1,000	$1,021	0.90%	$4.57

Class B	Actual	$1,000	$1,085	1.40%	$7.34
	Hypothetical	$1,000	$1,018	1.40%	$7.10

Class C	Actual	$1,000	$1,085	1.40%	$7.34
	Hypothetical	$1,000	$1,018	1.40%	$7.10

Class Z	Actual	$1,000	$1,087	0.65%	$3.41
	Hypothetical	$1,000	$1,022	0.65%	$3.30

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2004 (to reflect the six-month period).

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Portfolio of Investments

as of December 31, 2004

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)
LONG-TERM INVESTMENTS 93.3%

ASSET BACKED SECURITIES 1.1%
Centurion CDO VII Ltd., Ser. 2004-7A, Cl. D1 144A (cost $5,000,000; purchased 4/14/04)	Ba2	12.09%	1/30/16	$5,000	(k)	$5,000,000
CSAM Funding Corp. I, Sub. Notes, Cl. D-2 144A (cost $7,000,000; purchased 3/15/01)	Ba2	8.48(j)	3/29/16	7,000	(k)	5,950,000
Landmark IV CDO Ltd., 144A (cost $3,500,000; purchased 9/23/04)	Ba2	8.32(j)	12/21/16	3,500	(k)	3,502,188
Liberty Square Ltd., Ser. 2001-2A, Cl. D 144A (cost $3,408,779; purchased 5/23/01)	Ba3	9.19(j)	6/15/13	3,462	(k)	1,315,462
Octagon Investment Partners III, Sr. Sec’d. Notes	Ba3	8.74(j)	12/14/11	5,000		4,304,650
Stanfield/RMF Transatlantic Ltd., Sr. Notes, Ser. D-1, 144A (cost $5,000,000; purchased 4/19/00)	Caa3	8.17(j)	4/15/15	5,000	(k)	2,000,000

Total asset backed securities (cost $28,908,779)						22,072,300

CORPORATE BONDS 86.8%

Aerospace/Defense 1.6%
Alliant Techsystems, Inc., Sr. Sub. Notes	B2	8.50	5/15/11	2,955		3,235,725
Argo-Tech Corp., Sr. Notes	B3	9.25	6/1/11	1,230	(g)	1,349,925
BE Aerospace, Inc.
Sr. Sub. Notes, Ser. B	Caa3	8.00	3/1/08	1,550	(g)	1,551,937
Sr. Sub. Notes, Ser. B	Caa3	8.875	5/1/11	4,790	(g)	5,005,550
Esterline Technologies Corp., Sr. Sub. Notes	B1	7.75	6/15/13	1,000		1,092,500
K&F Acquisition, Inc., Sr. Sub. Notes, 144A	Caa1	7.75	11/15/14	3,325		3,433,063

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	9

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

L-3 Communications Corp., Sr. Sub. Notes	Ba3	7.625%	6/15/12	$7,500		$8,231,250
Sequa Corp., Sr. Notes, Ser. B	B1	8.875	4/1/08	3,775		4,133,625
Standard Aero Holdings, Inc., 144A	Caa1	8.25	9/1/14	2,740		2,959,200

						30,992,775

Airlines 1.0%
American Airlines, Inc., Certs., Ser. 91-A2	B3	10.18	1/2/13	2,000		1,399,740
AMR Corp.,
Deb.	Caa2	10.00	4/15/21	3,783		2,780,505
Notes, 144A	NR	10.40	3/10/11	4,450		3,404,250
Calair Capital LLC, Gtd. Sr. Notes	Caa2	8.125	4/1/08	2,980		2,428,700
Continental Airlines, Inc.,
Certs., Ser. 01-1	Ba1	7.373	12/15/15	1,247		1,053,063
Certs., Ser. 981B	Ba2	6.748	3/15/17	3,814		3,114,237
Certs., Ser. 99-2	Ba2	7.566	3/15/20	2,168		1,831,067
Sr. Notes	Caa2	8.00	12/15/05	45		43,875
Delta Air Lines, Inc.,
Notes	Ca	8.30	12/15/29	3,930		1,906,050
Ser. 93-A2	Caa2	10.50	4/30/16	2,100		1,377,159

						19,338,646

Automotive 1.6%
ArvinMeritor, Inc., Notes	Ba1	8.75	3/1/12	8,795	(g)	10,158,225
Collins & Aikman Products Co.
Sr. Notes	B2	10.75	12/31/11	1,225	(g)	1,249,500
Sr. Sub. Notes, 144A	B3	12.875	8/15/12	610	(g)	526,888
Navistar International Corp., Sr. Notes, Ser. B	Ba3	9.375	6/1/06	2,875		3,076,250
Tenneco Automotive, Inc., Sr. Sub. Notes, 144A	B3	8.625	11/15/14	3,850	(g)	4,004,000
TRW Automotive,
Sr. Notes	Ba3	9.375	2/15/13	4,082		4,735,120
Sr. Sub. Notes	B1	11.00	2/15/13	425	(g)	512,125
Visteon Corp.,
Notes	Ba1	7.00	3/10/14	3,040	(g)	2,903,200
Sr. Notes	Ba1	8.25	8/1/10	3,135	(g)	3,283,912

						30,449,220

See Notes to Financial Statements.

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Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Banking 0.4%
Halyk Savings Bank of Kazakhstan, Notes, 144A	Baa2	8.125%	10/7/09	$1,620		$1,680,750
Kazkommerts Int’l. BV
Gtd. Notes, 144A	Baa2	7.00	11/3/09	2,210		2,221,050
Gtd. Notes, 144A	Baa2	8.50	4/16/13	4,435		4,634,575

						8,536,375

Building Materials & Construction 1.9%
American Standard, Inc., Gtd. Notes (cost $5,256,250; purchased 3/17/03)	Baa3	7.375	4/15/05	5,000	(k)	5,060,510
D.R. Horton, Inc.,
Sr. Gtd. Notes	Ba1	8.00	2/1/09	4,565		5,107,094
Sr. Notes	Ba1	7.50	12/1/07	2,000		2,167,500
Sr. Notes	Ba1	8.50	4/15/12	4,375		4,878,125
Goodman Global Holdings, Inc., Sr. Notes, 144A	B3	5.76(j)	6/15/12	3,575		3,628,625
K Hovnanian Enterprises, Inc., Gtd. Notes, 144A	Ba2	6.25	1/15/15	3,000		2,947,500
KB Home, Sr. Sub. Notes	Ba2	8.625	12/15/08	6,325	(g)	7,147,250
New Millenium Homes LLC, (cost $1,953,409; purchased 5/27/98)	NR	Zero	12/31/07	1,854	(b)(d)(f)(k)	1,112,400
Nortek Inc. Sr. Sub. Notes, 144A	B3	8.50	9/1/14	4,525		4,728,625

						36,777,629

Cable 2.8%
Avalon Cable Holdings LLC, Sr. Disc. Notes	Caa1	11.875	12/1/08	2,779		2,900,817
Callahan Nordrhein Westfalen (Germany),
Sr. Disc. Notes, Zero Coupon (until 07/15/05) (cost $9,882,293; purchased 6/29/00)	NR	16.00(l)	7/15/10	15,000	(e)(i)(k)	600,000

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	11

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Sr. Notes (cost $5,429,117; purchased 6/29/00)	NR	14.00%	7/15/10	$6,900	(e)(i)(k)	$483,000
Charter Communications Holdings II, Sr. Notes	Caa1	10.25	9/15/10	3,000	(g)	3,180,000
Charter Communications Holdings LLC,
Sr. Disc. Notes	Ca	Zero	1/15/10	1,800	(g)	1,678,500
Sr. Disc. Notes	Ca	Zero	1/15/11	2,000	(g)	1,680,000
Sr. Disc. Notes, Zero Coupon (until 5/15/06)	Ca	11.75(l)	5/15/11	3,000		2,205,000
Sr. Notes	Ca	10.75	10/1/09	2,700		2,457,000
Sr. Notes	Ca	9.625	11/15/09	1,600	(g)	1,404,000
Sr. Notes	Ca	10.25	1/15/10	5,280	(g)	4,633,200
Sr. Notes	Ca	11.125	1/15/11	9,000	(g)	8,145,000
Sr. Notes	Ca	10.00	5/15/11	5,370		4,591,350
Charter Communications Operating LLC, Sr. Notes, 144A (cost $2,497,613; purchased 4/22/04)	B2	8.375	4/30/14	2,500	(g)(k)	2,637,500
Charter Communications Southeast (cost $6,917,167; purchased 12/3/04)	B2	5.17	4/7/10	7,000	(k)	6,954,794
CSC Holdings, Inc.
Deb.	B1	7.625	7/15/18	910	(d)(g)	962,325
Sr. Notes	B1	7.875	12/15/07	4,700		5,040,750
Sr. Notes, Ser. B	B1	8.125	7/15/09	1,300	(g)	1,421,875
Rogers Cable, Inc., Sec’d. Notes, 144A	Ba3	6.75	3/15/15	2,525		2,581,813

						53,556,924

Capital Goods 5.6%
Allied Waste of North America, Inc.,
Gtd. Notes, Ser. B	B2	8.50	12/1/08	4,785	(g)	5,072,100
Sr. Notes, Ser. B	B2	5.75	2/15/11	6,320	(g)	5,940,800
Sr. Notes, Ser. B	B2	9.25	9/1/12	7,690		8,324,425
AMSTED Industries, Inc., Sr. Notes, 144A	B3	10.25	10/15/11	4,200		4,746,000
Case New Holland, Inc., Sr. Notes, 144A	Ba3	9.25	8/1/11	7,030		7,820,875
Flowserve Corp., Sr. Sub. Notes	B2	12.25	8/15/10	2,375		2,624,375

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Great Lakes Dredge & Dock Co., Sr. Sub. Notes	Caa2	7.75%	12/15/13	$2,645	(g)	$2,406,950
Holt Group, Inc., Sr. Notes (cost $8,158,700; purchased 1/15/98)	NR	9.75(l)	1/15/06	8,120	(e)(k)	20,300
Invensys PLC (United Kingdom), Sr. Notes, 144A	B3	9.875	3/15/11	4,520	(i)	4,859,000
Johnsondiversey Holdings, Inc. Sr. Disc. Notes
(cost $3,449,413; purchased 9/8/03)	B3	Zero	5/15/13	4,610	(g)(k)	3,987,650
Sr. Sub. Notes, Ser. B	B2	9.625	5/15/12	900		1,005,750
Joy Global, Inc., Gtd. Notes	B1	8.75	3/15/12	4,151		4,649,120
Manitowoc Co., Inc., Gtd. Notes	B2	10.50	8/1/12	9,025		10,378,750
Motors & Gears, Inc., Sr. Notes	Caa1	10.75	11/15/06	240		234,600
Mueller Group, Inc., Sr. Sub. Notes	Caa1	10.00	5/1/12	2,545		2,774,050
Sensus Metering Systems, Inc., Sr. Sub. Notes	Caa1	8.625	12/15/13	3,075		3,151,875
SPX Corp., Sr. Notes	Ba3	7.50	1/1/13	1,360		1,475,600
Stena AB (Sweden),
Sr. Notes	Ba3	9.625	12/1/12	2,200	(i)	2,486,000
Sr. Notes	Ba3	7.50	11/1/13	4,900	(i)	5,132,750
Terex Corp.,
Sr. Sub. Notes	B3	10.375	4/1/11	10,830	(g)	12,129,600
Sr. Sub. Notes	B3	9.25	7/15/11	1,845	(g)	2,071,013
Thermadyne Holdings Corp., Sr. Sub. Notes	Caa1	9.25	2/1/14	3,900		3,802,500
TRISM, Inc., Sr. Sub. Notes (cost $492,173; purchased 3/7/00)	NR	12.00	2/15/05	435	(d)(e)(k)	1,087
Tyco Int’l. Group SA,
Notes, 144A	Baa3	3.125	1/15/23	2,750	(g)	4,620,000
Sr. Notes	Baa3	6.375	2/15/06	1,200		1,239,984
United Rentals North America, Inc., Sr. Notes	B1	6.50	2/15/12	6,750		6,581,250

						107,536,404

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	13

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Chemicals 3.8%
BCP Caylux Holdings SCA (Luxembourg), Sr. Sub. Notes, 144A	B3	9.625%	6/15/14	$1,000	(i)	$1,127,500
Equistar Chemicals LP,
Gtd. Notes	B2	10.125	9/1/08	1,590	(g)	1,832,475
Notes (cost $1,381,976; purchased 5/5/03)	B+(a)	6.50	2/15/06	1,400	(k)	1,445,500
Sr. Notes	B2	10.625	5/1/11	3,030	(g)	3,514,800
Hercules, Inc., Gtd. Notes	Ba3	6.75	4/15/09	3,920		4,047,400
HMP Equity Holdings Corp., Sr. Disc. Notes	CCC+(a)	Zero	5/15/08	1,300		859,625
Huntsman Advanced Materials LLC, Sec’d. Notes, 144A	B2	11.00	7/15/10	675		803,250
Huntsman Co. LLC, Sr. Notes, 144A	B3	11.75	7/15/12	1,000		1,182,500
Huntsman International LLC
Sr. Disc. Notes	Caa2	Zero	12/31/09	2,500	(g)	1,400,000
Sr. Sub. Notes	Caa1	10.125	7/1/09	1,248		1,313,520
IMC Global, Inc.,
Gtd. Notes	B1	11.25	6/1/11	1,600		1,848,000
Sr. Notes	B1	10.875	8/1/13	2,700		3,375,000
Sr. Notes, Ser. B	B1	10.875	6/1/08	3,675		4,410,000
ISP Chemco, Inc., Sr. Sub. Notes, Ser. B	B1	10.25	7/1/11	4,770		5,390,100
Lyondell Chemical Co.,
Gtd. Notes	B1	10.50	6/1/13	1,010	(g)	1,201,900
Sr. Sec’d. Notes, Ser. B	B1	9.875	5/1/07	4,720		4,944,200
Nalco Co.
Sr. Notes	B2	7.75	11/15/11	1,950		2,106,000
Sr. Sub. Notes	Caa1	8.875	11/15/13	7,350	(g)	8,066,625
OM Group, Inc., Sr. Sub. Notes	Caa1	9.25	12/15/11	3,620		3,855,300
Rhodia SA (France)
Sr. Notes	B3	10.25	6/1/10	5,950	(g)(i)	6,693,750
Sr. Sub. Notes	Caa1	8.875	6/1/11	5,740	(g)(i)	5,783,050

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Rockwood Specialties, Inc., Sr. Sub. Notes (cost $3,854,719; purchased 7/9/03)	B3	10.625%	5/15/11	$3,800	(k)	$4,370,000
Westlake Chemical Corp., Sr. Notes	Ba2	8.75	7/15/11	3,546		4,006,980

						73,577,475

Consumer 1.4%
Coinmach Corp., Sr. Notes	B3	9.00	2/1/10	2,302		2,405,590
Kindercare Learning Centers, Inc., Sr. Sub. Notes (cost $6,148,922; purchased 9/4/97)	B3	9.50	2/15/09	6,296	(k)	6,319,610
Levi Strauss & Co.
Sr. Notes	Ca	12.25	12/15/12	5,730	(g)	6,374,625
Sr. Notes, 144A	Ca	9.75	1/15/15	5,400	(g)	5,346,000
Service Corp. Int’l.,
Notes	Ba3	6.50	3/15/08	6,195		6,396,337
Sr. Notes	Ba3	6.00	12/15/05	870		885,225

						27,727,387

Electric 10.2%
AES Corp.,
Sec’d. Notes, 144A	B1	8.75	5/15/13	3,755	(g)	4,266,619
Sr. Notes	B2	9.50	6/1/09	6,635	(g)	7,547,313
Sr. Notes	B2	9.375	9/15/10	9,475	(g)	11,014,687
AES Eastern Energy LP, Certs., Ser. A	Ba1	9.00	1/2/17	6,048		6,864,532
Allegheny Energy Supply Co., LLC, 144A	B3	8.25	4/15/12	2,045	(g)	2,285,288
Aquila, Inc., Sr. Notes	B2	9.95	2/1/11	7,213	(g)	8,168,722
Beaver Valley II Funding Corp., Deb.	Baa3	9.00	6/1/17	6,900		8,160,561
Calpine Corp.
Notes	Caa1	8.50	2/15/11	10,081	(g)	7,686,762
Sec’d. Notes, 144A	B(a)	8.75	7/15/13	7,850	(g)	6,476,250
Calpine Energy Finance (Canada), Gtd. Sr. Notes	Caa1	8.50	5/1/08	1,300	(g)(i)	1,066,000
CMS Energy Corp.
Sr. Notes	B1	9.875	10/15/07	1,250		1,396,875
Sr. Notes	B1	7.50	1/15/09	5,670	(g)	6,038,550
Sr. Notes	B1	8.50	4/15/11	4,060	(g)	4,613,175

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	15

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Dynegy Holdings, Inc.,
Sec’d. Notes, 144A	B3	10.125%	7/15/13	$10,885		$12,463,325
Sr. Notes	Caa2	6.875	4/1/11	1,895	(g)	1,823,937
Edison Mission Energy,
Sr. Notes	B1	7.73	6/15/09	8,285	(g)	8,906,375
Sr. Notes	B1	9.875	4/15/11	1,250	(g)	1,481,250
Empresa Nacional de Electricidad SA (Chile),
Notes	Ba2	8.35	8/1/13	8,765	(i)	10,156,549
Notes	Ba2	8.625	8/1/15	5,650	(i)	6,765,383
Homer City Funding LLC, Gtd. Notes	Ba2	8.137	10/1/19	1,960		2,219,700
Midland Funding II Corp.,
Deb.	Ba3	11.75	7/23/05	1,277		1,326,082
Deb. (cost $12,856,913; purchased 9/7/00)	Ba3	13.25	7/23/06	11,440	(k)	12,619,407
Midwest Generation LLC Certs., Ser. A (cost $4,996,813; purchased 11/20/03)	B1	8.30	7/2/09	4,855	(k)	5,219,125
Certs., Ser. B	B1	8.56	1/2/16	835		926,850
Sec’d.	B1	8.75	5/1/09	3,025		3,433,375
Mirant Corp., Sr. Notes, 144A	NR	7.40	7/15/04	2,600	(e)	1,911,000
Mission Energy Holding Co., Sec’d. Notes	B3	13.50	7/15/08	2,890		3,605,275
Nevada Power Co., Gen. & Ref. Mtg. Bkd., Ser A	Ba2	8.25	6/1/11	2,465	(g)	2,831,669
Noteco Ltd. (United Kingdom)	NR	6,918(l)	6/30/25	GBP 1,249	(e)(i)	2,577,804
NRG Energy, Inc., Sec’d. Notes, 144A	B1	8.00	12/15/13	12,020		13,101,800
Orion Power Holdings, Inc., Sr. Notes	B2	12.00	5/1/10	6,235		7,918,450
Reliant Energy Mid-Atlantic, Inc., Certs., Ser. C	B1	9.681	7/2/26	3,600		3,915,438
Reliant Resources, Inc., Sec’d. Notes	B1	9.50	7/15/13	8,015	(g)	9,107,044
Sierra Pacific Power Co., Ser. A	Ba2	8.00	6/1/08	2,040		2,233,800
Sierra Pacific Resources, Sr. Notes	B2	8.625	3/15/14	2,165		2,446,450
Teco Energy, Inc., Sr. Notes	Ba2	7.50	6/15/10	1,000	(g)	1,105,000

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Texas Genco Holdings Bank Loan (cost $1,961,651; purchased 12/8/04)	Ba2	4.46%	12/15/11	$1,962	(b)(k)	$1,987,223
(cost $810,247; purchased 12/8/04)	Ba2	4.46	12/15/11	810	(b)(k)	820,664
UtiliCorp Finance Corp., Sr. Notes (Canada)	B2	7.75	6/15/11	840	(i)	872,550
York Power Funding (Cayman Islands), Sr. Sec’d. Notes, (cost $1,963,363; purchased 7/31/98), 144A	D(a)	12.00	10/30/07	1,963	(b)(e)(f)(i)(k)	169,831

						197,530,690

Energy—Other 3.1%
Chesapeake Energy Corp.
Sr. Notes	Ba3	7.00	8/15/14	2,650		2,822,250
Sr. Notes, 144A	Ba3	6.375	6/15/15	3,025	(g)	3,108,188
Sr. Notes	Ba3	6.875	1/15/16	4,925	(g)	5,158,937
Encore Acquisition Co., Sr. Sub. Notes (cost $2,100,000; purchased 3/30/04)	B2	6.25	4/15/14	2,100	(k)	2,110,500
Forest Oil Corp., Sr. Notes	Ba3	8.00	6/15/08	1,360		1,501,100
Hanover Compressor Co., Sr. Notes	B3	8.625	12/15/10	2,075	(g)	2,266,938
Hanover Equipment Trust, Sec’d. Notes, Ser. B	B2	8.75	9/1/11	7,325	(g)	7,947,625
Houston Exploration Co., Sr. Sub. Notes	B2	7.00	6/15/13	2,350		2,491,000
Magnum Hunter Resources, Inc., Sr. Notes	B2	9.60	3/15/12	460		522,100
Newfield Exploration Co., Sr. Sub Notes, 144A	Ba3	6.625	9/1/14	4,560	(g)	4,822,200
Parker & Parsley Petroleum Co., Sr. Notes	Baa3	8.875	4/15/05	2,000		2,030,752
Parker Drilling Co.,
Sr. Notes, 144A	B2	9.625	10/1/13	1,450		1,627,625
Sr. Notes, Ser. B	B2	10.125	11/15/09	1,886		1,980,300
Premcor Refining Group, Inc.,
Sr. Notes	Ba3	6.75	2/1/11	3,000	(g)	3,232,500
Sr. Notes	Ba3	9.50	2/1/13	6,550		7,598,000
Sr. Notes	Ba3	6.75	5/1/14	390		414,375
Sr. Sub. Notes	B2	7.75	2/1/12	2,875	(g)	3,169,687

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	17

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Stone Energy Corp., Sr. Sub. Notes	B2	8.25%	12/15/11	$2,000		$2,160,000
Vintage Petroleum, Inc.,
Sr. Notes	Ba3	8.25	5/1/12	2,960		3,263,400
Sr. Sub. Notes	B1	7.875	5/15/11	1,750		1,863,750

						60,091,227

Foods 2.5%
Agrilink Foods, Inc., Sr. Sub. Notes (cost $1,450,379; purchased 10/13/99)	B3	11.875	11/1/08	1,558	(k)	1,622,268
Ahold Finance USA, Inc. (Netherlands), Notes	Ba3	8.25	7/15/10	1,840	(i)	2,083,800
Del Monte Corp., Sr. Sub. Notes	B2	8.625	12/15/12	4,400	(g)	4,928,000
Delhaize America, Inc., Gtd. Notes	Ba1	8.125	4/15/11	11,695		13,633,142
Dole Food Co., Inc.
Gtd. Notes	B2	7.25	6/15/10	555		570,262
Sr. Notes	B2	8.625	5/1/09	7,100		7,721,250
Dominos, Inc., Sr. Sub. Notes	B2	8.25	7/1/11	2,127		2,323,748
Iowa Select Farms LP, Sec’d. Notes, PIK, 144A (cost $457,887; purchased 9/9/04)	NR	6.50	12/1/12	679	(k)	339,329
Pathmark Stores, Inc., Gtd. Notes	Caa1	8.75	2/1/12	5,200		4,966,000
Smithfield Foods, Inc.,
Sr. Notes	Ba2	8.00	10/15/09	405		448,537
Sr. Notes, 144A	Ba2	7.00	8/1/11	2,900	(g)	3,095,750
Sr. Notes	Ba2	7.75	5/15/13	3,750		4,171,875
Specialty Foods Acquisition Corp., Sr. Sec’d. Disc. Deb., 144A (cost $190,765; purchased 1/14/00)	NR	13.00	6/15/09	460	(d)(e)(f)(k)	5
Stater Bros. Holdings, Inc., Sr. Notes	B1	8.125	6/15/12	1,620	(g)	1,713,150

						47,617,116

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Gaming 6.3%
Argosy Gaming Co.
Sr. Sub. Notes	Ba3	9.00%	9/1/11	$2,310		$2,575,650
Sr. Sub. Notes	B1	7.00	1/15/14	3,875		4,281,875
Aztar Corp.
Sr. Sub. Notes	Ba3	9.00	8/15/11	400		441,000
Sr. Sub. Notes	Ba3	7.875	6/15/14	4,320		4,762,800
Boyd Gaming Corp.
Sr. Sub. Notes	B1	8.75	4/15/12	2,800	(g)	3,115,000
Sr. Sub. Notes	B1	6.75	4/15/14	1,325		1,387,938
Circus Circus Enterprises, Inc., Notes	Ba2	6.45	2/1/06	2,925		2,990,813
Isle of Capri Casinos, Inc.
Sr. Sub. Notes	B2	9.00	3/15/12	910		1,003,275
Sr. Sub. Notes	B2	7.00	3/1/14	2,650		2,703,000
Kerzner International Ltd. (Bahamas), Gtd. Notes	B2	8.875	8/15/11	7,525	(i)	8,221,062
Mandalay Resort Group, Sr. Notes	Ba2	9.50	8/1/08	3,500	(g)	3,998,750
MGM Mirage, Inc.,
Gtd. Notes	Ba2	9.75	6/1/07	10,300		11,433,000
Gtd. Notes	Ba1	6.00	10/1/09	19,110		19,587,750
Mohegan Tribal Gaming Authority,
Sr. Sub. Notes	Ba3	6.375	7/15/09	3,765		3,868,537
Sr. Sub. Notes	Ba3	8.00	4/1/12	4,510		4,893,350
Park Place Entertainment Corp.,
Sr. Notes	Ba1	8.50	11/15/06	1,275	(g)	1,380,188
Sr. Sub. Notes	Ba2	7.875	12/15/05	3,500		3,631,250
Sr. Sub. Notes	Ba2	9.375	2/15/07	2,100		2,315,250
Sr. Sub. Notes	Ba2	8.875	9/15/08	2,240		2,536,800
Sr. Sub. Notes	Ba2	7.875	3/15/10	2,405		2,708,631
Sr. Sub. Notes	Ba2	8.125	5/15/11	3,800	(g)	4,389,000
Station Casinos, Inc., Sr. Notes	Ba3	6.00	4/1/12	4,500		4,584,375
Venetian Casino Resort LLC, Gtd. Notes	B2	11.00	6/15/10	11,060		12,622,225
Wynn Las Vegas LLC, 144A	B2	6.625	12/1/14	11,525	(g)	11,409,750

						120,841,269

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	19

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Health Care & Pharmaceutical 7.0%
Alliance Imaging, Inc., Sr. Sub. Notes, 144A	B3	7.25%	12/15/12	$2,500	(g)	$2,543,750
Coventry Health Care, Inc., Sr. Notes	Ba1	8.125	2/15/12	2,300		2,518,500
Fresenius Med. Care Capital Trust, Gtd. Notes	Ba2	7.875	6/15/11	110		122,650
HCA, Inc.
Deb.	Ba2	7.50	11/15/95	1,500		1,404,346
Notes	Ba2	8.85	1/1/07	4,632		4,996,043
Notes	Ba2	5.50	12/1/09	7,400		7,402,420
Notes	Ba2	8.70	2/10/10	2,650		3,000,537
Notes	Ba2	8.75	9/1/10	3,300		3,772,180
Notes	Ba2	9.00	12/15/14	5,500		6,495,005
Notes	Ba2	6.375	1/15/15	4,000	(g)	4,016,196
Notes	Ba2	7.69	6/15/25	3,290		3,371,987
HEALTHSOUTH Corp.
Notes	NR	7.625	6/1/12	8,100	(g)	8,140,500
Sr. Notes	NR	8.50	2/1/08	11,200		11,620,000
Iasis Healthcare Capital Corp. LLC, Sr. Sub. Notes	B3	8.75	6/15/14	2,000		2,180,000
Inverness Medical Innovations, Inc., Sr. Sub. Notes, 144A	Caa1	8.75	2/15/12	3,475		3,631,375
Magellan Health Services, Inc., Sr. Notes, Ser. A	B3	9.375	11/15/08	8,115		8,835,558
Medco Health Solutions, Inc., Sr. Notes	Ba1	7.25	8/15/13	4,370		4,888,496
Medical Device Manufacturing, Inc., 144A	Caa1	10.00	7/15/12	4,975		5,360,562
Medquest, Inc., Gtd. Notes, Ser. B	B3	11.875	8/15/12	7,725		9,076,875
NeighborCare, Inc., Sr. Sub. Notes	Ba3	6.875	11/15/13	1,960		2,053,100
Res-Care, Inc., Sr. Notes	B2	10.625	11/15/08	7,950		8,764,875
Select Medical Corp., Sr. Sub. Notes	B2	9.50	6/15/09	3,690		3,957,525
Senior Housing Trust, Sr. Notes	Ba2	8.625	1/15/12	3,675		4,198,688

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Tenet Healthcare Corp.,
Sr. Notes	B3	6.375%	12/1/11	$1,850	(g)	$1,715,875
Sr. Notes	B3	6.50	6/1/12	2,400		2,220,000
Sr. Notes, 144A	B3	9.875	7/1/14	3,500	(g)	3,815,000
Vanguard Health Holding Co. II, Sr. Sub. Notes, 144A	Caa1	9.00	10/1/14	2,000		2,140,000
Ventas Realty LP,
Sr. Notes	Ba3	8.75	5/1/09	4,000	(g)	4,485,000
Sr. Notes	Ba3	9.00	5/1/12	6,525		7,609,781

						134,336,824

Lodging & Leisure 4.7%
Felcor Lodging LP
Gtd. Notes	B1	9.00	6/1/11	4,825	(g)	5,464,312
Sr. Notes	B1	6.874(j)	6/1/11	1,765		1,853,250
Felcor Suites LP, Gtd. Notes	B1	7.625	10/1/07	3,425	(g)	3,613,375
HMH Properties, Inc., Gtd. Notes, Ser. B	Ba3	7.875	8/1/08	1,949		2,002,598
Host Marriott Corp.,
Gtd. Notes, Ser. E	Ba3	8.375	2/15/06	1,775		1,854,875
Gtd. Notes, Ser. I	Ba3	9.50	1/15/07	11,115	(g)	12,170,925
Host Marriott LP
Sr. Notes	Ba3	7.125	11/1/13	9,440	(g)	10,089,000
Sr. Notes, 144A	Ba3	7.00	8/15/12	6,500		6,873,750
ITT Corp.,
Deb.	Ba1	7.375	11/15/15	7,560		8,410,500
Notes	Ba1	6.75	11/15/05	7,365	(g)	7,567,537
La Quinta Inns, Inc., Sr. Notes	Ba3	7.40	9/15/05	1,200		1,221,000
La Quinta Properties, Inc.	Ba3	8.875	3/15/11	5,950		6,634,250
Sr. Notes	Ba3	7.00	8/15/12	225		237,938
Meditrust Corp., Notes	Ba3	7.00	8/15/07	1,150		1,214,688
Royal Caribbean Cruises Ltd.,
Sr. Notes	Ba2	8.75	2/2/11	850		1,004,062
Sr. Notes	Ba2	6.875	12/1/13	8,625		9,315,000
Starwood Hotels & Resorts Worldwide, Inc.,
Gtd. Notes	Ba1	7.375	5/1/07	10,500		11,195,625
Gtd. Notes	Ba1	7.875	5/1/12	390		445,575

						91,168,260

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	21

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Media & Entertainment 6.9%
Advertising Directory Solution, (cost $3,250,000; purchased 11/5/04)	B3	5.96%	5/3/12	$3,250	(k)	$3,311,750
AMC Entertainment, Inc., Sr. Sub. Notes	B3	8.00	3/1/14	4,075	(g)	4,054,625
American Color Graphics, Inc., Sr. Notes	Caa1	10.00	6/15/10	4,675		3,944,531
American Media Operations, Inc., Notes, Ser. B	B3	10.25	5/1/09	220		231,825
CanWest Media, Inc. (Canada),
Gtd. Notes	Ba3	7.625	4/15/13	530	(i)	577,037
Sr. Sub. Notes	B2	10.625	5/15/11	5,600	(i)	6,286,000
Cinemark, Inc.
Sr. Disc. Notes	Caa1	Zero	3/15/14	2,000		1,510,000
Sr. Sub. Notes	B3	9.00	2/1/13	1,150		1,312,438
Dex Media East LLC, Gtd. Notes	B2	12.125	11/15/12	7,160	(g)	8,726,250
Dex Media West LLC, Sr. Sub. Notes	B2	9.875	8/15/13	12,905		14,873,012
Dex Media, Inc., Notes	B3	8.00	11/15/13	2,645		2,863,213
DirecTV Holdings, Sr. Notes	B1	8.375	3/15/13	7,490	(g)	8,398,162
Echostar DBS Corp.,
Sr. Notes	Ba3	9.125	1/15/09	7,197	(g)	7,916,700
Sr. Notes, 144A	Ba3	6.625	10/1/14	1,600		1,620,000
Granite Broadcasting Corp., Sr. Sec’d. Notes	B3	9.75	12/1/10	2,180		2,081,900
Gray Television, Inc., Sr. Sub. Notes	B2	9.25	12/15/11	6,395		7,162,400
Intrawest Corp. (Canada), Sr. Notes, 144A	B1	7.50	10/15/13	2,275	(i)	2,420,031
Medianews Group, Inc.,
Sr. Sub. Notes	B2	6.875	10/1/13	3,825		3,920,625
Sr. Sub. Notes, 144A	B2	6.375	4/1/14	3,175	(g)	3,143,250
Morris Publishing Group LLC, Sr. Sub. Notes	Ba3	7.00	8/1/13	1,460		1,489,200

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

New Skies Satellites NV
Sr. Notes	B3	7.438(j)%	11/1/11	$1,725	(g)	$1,776,750
Sr. Notes, 144A (cost $1,750,000; purchased 11/1/04), 144A	B1	5.43	4/26/11	1,750	(k)	1,772,605
Sr. Sub. Notes	Caa1	9.125	11/1/12	1,900	(g)	1,938,000
Phoenix Color Corp., Sr. Sub. Notes	Caa2	10.375	2/1/09	1,000		871,250
Quebecor Media, Inc. (Canada)
Sr. Disc. Notes, Zero Coupon (until 7/15/06)	B2	13.75(l)	7/15/11	10,000	(i)	9,900,000
Sr. Notes	B2	11.125	7/15/11	1,000	(i)	1,142,500
RH Donnelley Finance Corp. I, Sr. Sub. Notes	B2	10.875	12/15/12	5,675	(g)	6,739,062
Sinclair Broadcast Group, Inc., Sr. Sub. Notes	B2	8.75	12/15/11	3,490		3,799,738
Six Flags, Inc., Sr. Notes	Caa1	9.625	6/1/14	3,750	(g)	3,768,750
Vail Resorts, Inc., Sr. Sub. Notes	B2	6.75	2/15/14	3,150		3,205,125
Vertis, Inc.,
Gtd. Notes, Ser. B	B3	10.875	6/15/09	1,190		1,291,150
Sec’d. Notes	B2	9.75	4/1/09	7,750		8,408,750
WDAC Subsidiary Corp., Sr. Notes	B2	8.375	12/1/14	2,150		2,120,438

						132,577,067

Metals 2.1%
AK Steel Corp.,
Gtd. Notes	B3	7.875	2/15/09	1,240		1,263,250
Gtd. Notes	B3	7.75	6/15/12	2,000		2,060,000
Arch Western Finance LLC,
Sr. Notes	Ba3	6.75	7/1/13	2,420		2,498,650
Sr. Notes, 144A	Ba3	6.75	7/1/13	2,150		2,219,875
Century Aluminum Co., Sr. Notes, 144A	B1	7.50	8/15/14	4,800		5,112,000
CSN Islands VII Corp., Gtd. Notes (cost $7,904,917; purchased 9/5/03), 144A	B1	10.75	9/12/08	7,790	(k)	8,851,387
Ispat Inland ULC, Sec’d.	B3	9.75	4/1/14	7,410		9,151,350

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	23

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

LTV Corp., Sr. Notes	NR	11.75%	11/15/09	$7,100	(e)	$71
Lukens, Inc., Sr. Notes (cost $4,492,258; purchased 11/18/98)	NR	6.50	2/1/06	5,000	(e)(k)	50
Oregon Steel Mills, Inc., Gtd. Notes	B2	10.00	7/15/09	2,475		2,753,438
Peabody Energy Corp., Sr. Notes	Ba3	5.875	4/15/16	1,600		1,592,000
Russel Metals, Inc. (Canada), Sr. Notes	Ba3	6.375	3/1/14	1,000	(g)(i)	1,015,000
Ryerson Tull, Inc., Sr. Notes, 144A	B2	8.25	12/15/11	1,000		1,010,000
United States Steel LLC, Sr. Notes, Ser. B	Ba2	10.75	8/1/08	3,000		3,532,500

						41,059,571

Packaging 3.5%
Anchor Glass Container Corp., Sec’d. Notes	B2	11.00	2/15/13	5,440		5,820,800
Berry Plastics Corp., Gtd. Notes	B3	10.75	7/15/12	7,025		8,043,625
Crown Cork & Seal Finance PLC (United Kingdom)	B3	7.00	12/15/06	7,765	(i)	8,153,250
Crown European Holdings SA (France), Sec’d. Notes	B1	9.50	3/1/11	6,250	(g)(i)	7,125,000
Graham Packaging Co., Inc. (cost $2,000,000; purchased 10/1/04)	B3	6.277	3/29/12	2,000	(k)	2,049,000
Sr. Notes, 144A	Caa1	8.50	10/15/12	2,875		3,018,750
Sr. Sub. Notes, 144A	Caa2	9.875	10/15/14	4,050	(g)	4,323,375
Greif Brothers Corp., Sr. Sub. Notes	B1	8.875	8/1/12	8,550		9,511,875
Owens-Brockway Glass Container,
Gtd. Notes	B1	7.75	5/15/11	7,730	(g)	8,367,725
Sec’d. Notes	B1	8.75	11/15/12	5,785	(g)	6,522,587
Portola Packaging, Inc., Sr. Notes	Caa1	8.25	2/1/12	975		770,250
Silgan Holdings, Inc., Sr. Sub. Notes	B1	6.75	11/15/13	3,300		3,432,000

						67,138,237

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Paper 3.1%
Abitibi-Consolidated, Inc. (Canada)
Debs.	Ba3	8.85%	8/1/30	$2,200	(i)	$2,211,000
Gtd. Notes	Ba3	6.95	12/15/06	625	(i)	648,438
Notes	Ba3	5.25	6/20/08	2,300	(g)(i)	2,251,125
Notes	Ba3	6.00	6/20/13	1,435	(g)(i)	1,368,631
Ainsworth Lumber Co. Ltd. (Canada)
Sr. Notes	B2	6.30(j)	10/1/10	1,500	(i)	1,530,000
Sr. Notes, 144A	B2	7.25	10/1/12	820	(i)	834,350
Sr. Notes, 144A	B2	6.75	3/15/14	4,955	(i)	4,849,706
Boise Cascade Corp., (cost $4,998,458; purchased 1/26/04)	Ba3	4.44	10/15/10	4,998	(k)	5,004,706
Bowater Finance Corp. (Canada), Gtd. Notes	Ba3	7.95	11/15/11	740		797,404
Caraustar Industrials, Inc., Sr. Sub. Notes	Caa1	9.875	4/1/11	2,825	(g)	3,065,125
Cascades, Inc. (Canada)
Sr. Notes	Ba3	7.25	2/15/13	2,200	(i)	2,332,000
Sr. Notes, 144A	Ba3	7.25	2/15/13	2,000	(i)	2,120,000
Cellu Tissue Holdings, Inc., Sec’d. Notes	B2	9.75	3/15/10	5,000		5,187,500
Georgia-Pacific Corp.,
Deb.	Ba3	7.70	6/15/15	4,000	(g)	4,570,000
Deb.	Ba3	7.375	12/1/25	1,500		1,638,750
Gtd. Notes	Ba2	9.375	2/1/13	4,600	(g)	5,359,000
Notes	Ba3	8.875	5/15/31	2,400		3,000,000
Notes (cost $1,674,000; purchased 5/13/04)	Ba3	7.50	5/15/06	1,600	(k)	1,676,000
Millar Western Forest Products Ltd., Sr. Notes	B2	7.75	11/15/13	3,675		3,932,250
Tembec Industries, Inc.
Gtd. Notes	Ba3	8.625	6/30/09	1,675	(g)	1,683,375
Gtd. Notes	Ba3	8.50	2/1/11	550		552,750
Gtd. Notes	Ba3	7.75	3/15/12	5,020		4,856,850

						59,468,960

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	25

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Pipelines & Other 4.9%
AmeriGas Partners & Eagle, Sr. Notes, Ser. B	B2	8.875%	5/20/11	$4,600		$5,014,000
El Paso Corp. (cost $3,000,000; purchased 11/19/04)	B3	5.095	10/28/09	3,000	(k)	3,019,218
(cost $5,000,000; purchased 11/19/04)	B3	5.095	10/28/09	5,000	(k)	5,038,890
Sr. Notes	Caa1	7.00	5/15/11	13,210	(g)	13,358,612
El Paso Production Holding Co., Sr. Notes	B3	7.75	6/1/13	6,875	(g)	7,201,563
Enterprise Products Operating L.P., Sr. Notes, 144A	Baa3	5.60	10/15/14	4,525		4,565,137
Ferrellgas Partner LP,
Sr. Notes	B2	8.75	6/15/12	2,590		2,823,100
Sr. Notes	Ba3	6.75	5/1/14	750		770,625
Gazprom
Notes	BB-(a)	10.50	10/21/09	2,080		2,473,744
Notes, 144A	BB-(a)	9.625	3/1/13	5,000		5,900,000
Markwest Energy Partners LP, Sr. Notes, 144A	B1	6.875	11/1/14	2,650		2,689,750
Pacific Energy Partners LP, Sr. Notes	Ba2	7.125	6/15/14	2,700		2,875,500
Plains All American Pipeline LP, Gtd. Notes	Baa3	7.75	10/15/12	1,120		1,310,116
Tennessee Gas Pipeline Co.,
Deb.	B1	7.00	10/15/28	3,200	(g)	3,208,000
Deb.	B1	7.625	4/1/37	8,615	(g)	9,034,981
Deb. (cost $3,852,487; purchased 12/3/02)	B1	7.00	3/15/27	4,355	(k)	4,571,984
TransMontaigne, Inc., Sr. Sub. Notes	B3	9.125	6/1/10	1,890		2,050,650
Williams Cos., Inc.,
Notes	B1	7.125	9/1/11	10,275		11,225,437
Notes	B1	8.125	3/15/12	6,110	(g)	7,057,050

						94,188,357

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Real Estate Investment Trusts 0.5%
Omega Healthcare Investors, Inc.
Notes	B1	6.95%	8/1/07	$7,225		$7,495,938
Sr. Notes	B1	7.00	4/1/14	2,100		2,157,750

						9,653,688

Retailers 2.2%
Asbury Automotive Group, Inc., Sr. Sub Notes, 144A	B3	8.00	3/15/14	2,800	(g)	2,772,000
AutoNation, Inc., Sr. Notes	Ba2	9.00	8/1/08	2,000		2,285,000
JC Penney Co., Inc.,
Deb.	Ba2	6.875	10/15/15	250		270,625
Deb.	Ba2	7.65	8/15/16	975		1,116,375
Deb.	Ba2	7.125	11/15/23	5,250	(g)	5,591,250
Deb.	Ba2	7.40	4/1/37	585		624,487
Notes	Ba2	8.00	3/1/10	3,650		4,170,125
Notes	Ba2	9.00	8/1/12	425		523,813
Jean Coutu Group, Inc. (Canada)
Sr. Sub. Notes, 144A	B2	7.625	8/1/12	350	(i)	370,125
Sr. Sub. Notes, 144A	B3	8.50	8/1/14	5,470	(g)(i)	5,606,750
Pantry, Inc., Sr. Sub. Notes	B3	7.75	2/15/14	4,285		4,563,525
Rite Aid Corp., Sec’d. Notes	B2	8.125	5/1/10	3,745	(g)	3,960,337
Saks, Inc. Notes	Ba3	7.00	12/1/13	2,905	(g)	2,966,731
Notes	Ba3	7.375	2/15/19	1,835		1,816,650
Sonic Automotive, Inc., Sr. Sub. Notes	B2	8.625	8/15/13	2,375		2,532,344
Toys “R” Us, Inc., Notes	Ba2	7.875	4/15/13	3,250	(g)	3,225,625

						42,395,762

Structured Notes 0.1%
Dow Jones CDX High Yield Trust, Certs.	B3	7.75	12/29/09	1,650	(g)	1,696,406

Technology 2.6%
Amkor Technology, Inc., Sr. Notes	B3	7.125	3/15/11	2,700	(g)	2,538,000
Ampex Corp., Sec’d. Notes, PIK (cost $109,339; purchased 7/15/98)	NR	12.00	8/15/08	354	(b)(f)(k)	88,598

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	27

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Celestica, Inc., Sr. Sub. Notes	Ba3	7.875%	7/1/11	$3,600		$3,861,000
Flextronics Int’l., Ltd. (Singapore)
Sr. Sub. Notes	Ba2	6.50	5/15/13	5,220	(g)(i)	5,350,500
Sr. Sub. Notes, 144A	Ba2	6.25	11/15/14	2,000	(i)	1,980,000
Freescale Semiconductor, Inc., Sr. Notes	Ba2	7.125	7/15/14	1,160		1,258,600
Iron Mountain, Inc., Sr. Sub. Notes	Caa1	8.625	4/1/13	6,075		6,454,687
Nortel Networks Corp. (Canada)	B3	4.25	9/1/08	3,070	(g)(i)	2,985,575
Nortel Networks Ltd. (Canada), Notes	B3	6.125	2/15/06	2,720	(i)	2,767,600
Sanmina-SCI Corp., Gtd. Notes	Ba2	10.375	1/15/10	2,765	(g)	3,172,838
STATS ChipPAC Ltd., Sr. Notes, 144A	Ba2	6.75	11/15/11	2,000		1,980,000
UGS Corp., Sr. Sub. Notes, 144A	B3	10.00	6/1/12	1,100		1,251,250
Unisys Corp., Sr. Notes	Ba1	7.25	1/15/05	4,900		4,902,940
Xerox Corp.
Sr. Notes	Ba2	6.875	8/15/11	7,000	(d)	7,455,000
Sr. Notes	Ba2	7.625	6/15/13	3,670	(d)	4,027,825

						50,074,413

Telecommunications 6.8%
Alamosa, Inc.
Sr. Notes	Caa1	11.00	7/31/10	3,663		4,313,182
Sr. Notes	Caa1	8.50	1/31/12	1,950		2,130,375
American Tower Corp., Sr. Notes	B3	9.375	2/1/09	1,566		1,656,045
AT&T Corp.
Sr. Notes	Ba1	9.05	11/15/11	4,566		5,256,607
Sr. Notes	Ba1	9.75	11/15/31	2,350		2,805,313
Bestel SA (Mexico), Sr. Disc. Notes (cost $4,594,620; purchased 5/13/98)	NR	12.75	5/15/05	4,850	(d)(e)(i)(k)	582,000
Cincinnati Bell, Inc., Sr. Sub. Notes	B3	8.375	1/15/14	3,480	(g)	3,523,500

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 1)

Citizens Communications Co.
Notes	Ba3	9.25%	5/15/11	$3,685		$4,311,450
Sr. Notes	Ba3	6.25	1/15/13	7,100		7,153,250
Crown Castle International Corp.
Sr. Notes	B3	9.375	8/1/11	1,147		1,284,640
Sr. Notes	B3	10.75	8/1/11	5,520		5,989,200
Sr. Notes, Ser. B	B3	7.50	12/1/13	7,325		7,874,375
Dobson Cellular Systems, Inc.
Sec’d. Notes, 144A	B2	6.96(j)	11/1/11	2,175	(g)	2,251,125
Sec’d. Notes	B2	8.375	11/1/11	1,550	(g)	1,600,375
MCI, Inc.
Sr. Notes, 144A	B2	7.688	5/1/09	14,175		14,671,125
Sr. Notes	B2	8.735	5/1/14	475		510,625
Nextel Communications, Inc.,
Sr. Notes	Ba3	5.95	3/15/14	2,000		2,070,000
Sr. Notes	Ba3	7.375	8/1/15	11,925	(d)	13,117,500
Qwest Communications Int’l., Inc.,
Sr. Notes, 144A	B3	7.25	2/15/11	4,925	(g)	5,048,125
Sr. Notes, 144A	B3	7.50	2/15/14	3,485	(g)	3,519,850
Qwest Corp., Notes, 144A	Ba3	7.875	9/1/11	1,150		1,247,750
Qwest Services Corp., Notes, 144A	Caa1	13.50	12/15/10	19,506		23,455,965
Rogers Wireless Communications, Inc. (Canada),
Sr. Sec’d. Notes	Ba3	9.625	5/1/11	5,100	(i)	5,979,750
Sr. Sec’d. Notes	Ba3	6.375	3/1/14	1,200	(g)(i)	1,188,000
Sr. Sub. Notes, 144A	B2	8.00	12/15/12	225	(i)	237,937
Triton PCS, Inc., Gtd. Notes	Caa1	8.50	6/1/13	2,140		2,065,100
Ubiquitel Operating Co.
Sr. Notes	Caa1	9.875	3/1/11	1,400		1,571,500
Sr. Notes, 144A	Caa1	9.875	3/1/11	4,125	(g)	4,630,313
US Unwired, Inc., Sr. Sec’d. Notes, Ser. B	B2	6.74(j)	6/15/10	1,850		1,914,750

						131,959,727

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	29

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)			Value (Note 1)

Tobacco 0.2%
Dimon, Inc., Sr. Notes	B1	9.625%	10/15/11		$3,150		$3,449,250
North Atlantic Holding, Inc., Sr. Disc. Notes	Caa1	Zero	3/1/14		3,225		1,322,250

							4,771,500

Total corporate bonds (cost $1,593,873,978)							1,675,061,909

SOVEREIGN BONDS 2.0%
Republic of Argentina,
Notes	D(a)	Zero	9/19/05	EUR	8,200	(i)	1,684,845
Notes	Ca	8.00	2/26/08	EUR	1,000	(i)	400,979
Notes	Ca	Zero	10/30/09	EUR	2,000	(i)	409,687
Notes	Caa1	1.98	8/3/12	EUR	11,050	(i)	9,392,500
Notes	D(a)	9.00	6/20/49	EUR	2,000	(i)	807,122
Notes	D(a)	Zero	7/20/49	EUR	3,000	(i)	1,218,227
Notes	Ca	Zero	11/14/49	EUR	2,000	(i)	415,664
Sr. Notes (cost $392,570; purchased 11/16/04)	D(a)	Zero	3/4/49	EUR	1,000	(i)(k)	408,658
Sr. Notes (cost $582,982; purchased 10/25/04)	NR	Zero	2/6/49	EUR	3,000	(i)(k)	628,916
Republic of Brazil,
Notes	B1	8.299(j)	6/29/09		$1,300	(g)(i)	1,530,750
Notes	B1	8.00	4/15/14		3,120	(g)(i)	3,193,810
Notes	B1	8.25	1/20/34		2,375	(g)(i)	2,312,062
Republic of Colombia, Notes	Ba2	10.00	1/23/12		4,531	(g)(i)	5,233,305
Republic of Philippines, Notes	Ba2	9.375	1/18/17		5,160	(i)	5,359,950
Republic of Venezuela, Notes	B2	9.25	9/15/27		4,355	(i)	4,594,525

Total sovereign bonds (cost $35,352,967)							37,591,000

				Shares
COMMON STOCKS 1.3%
Birch Telecom, (cost $5,000,000; purchased 6/18/98)					31,304	(c)(f)(k)	313

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Description	Shares		Value (Note 1)

Classic Communications, Inc., 144A (cost $0; purchased 5/3/99)	3,000	(c)(f)(k)	$30
Color Spot Nurseries, Inc., (cost $5,070,366; purchased 12/30/03)	57,197	(c)(f)(k)	228,788
Firearms Training Systems, Inc.	122,000	(c)	234,240
GenTek, Inc.	26,175	(c)	1,171,331
IMPSAT Fiber Networks, Inc.	118,952	(c)	683,974
Kaiser Group Holdings, Inc.	21,359	(c)	566,014
Link Energy LLC, (cost $227,080; purchased 3/1/03)	20,000	(c)(k)	1,800
Nextel Communications, Inc., Cl. A	50,000	(c)(d)(g)	1,500,000
NTL, Inc.	12,881	(c)(g)	939,798
Peachtree Cable Assoc. Ltd., (cost $314,921; purchased 12/10/86)	31,559	(c)(f)(k)	56,390
PSF Holdings Group, Inc., (cost $15,959,021; purchased 5/20/94)	9,517	(b)(c)(f)(k)	16,179,189
Samuels Jewelers, Inc., (cost $281,859; purchased 2/13/97)	23,425	(c)(k)	351
Specialty Foods Acquisition Corp., (cost $0; purchased 1/7/00)	25	(c)(d)(f)(k)	0
Sterling Chemicals, Inc.	159	(c)	5,923
TRISM, Inc., (cost $0; purchased 3/7/00)	27,543	(c)(d)(k)	344
UnitedGlobalCom, Inc., Cl. A	354,217	(c)(g)	3,421,736
Walter Industries, Inc.	4,274		144,162
York Research Corp., (cost $0; purchased 12/30/02)	15,105	(c)(k)	2

Total common stocks (cost $51,861,545)			25,134,385

PREFERRED STOCKS 1.9%

Building Materials & Construction
New Millenium Homes LLC, Ser. A (cost $0; purchased 5/27/98)	2,000	(b)(d)(f)(k)	20

Cable
Adelphia Communications Corp., (cost $1,860,000; purchased 8/8/01)	20,000	(k)	20,000
PTV, Inc., Ser. A. 10.00%	9		39

Capital Goods 0.7%			20,039
Eagle-Picher Holdings, Inc., 11.75% (cost $8,699,886; purchased 2/19/98)	1,530	(k)	13,349,250
Kaiser Group Holdings, Inc., 7.00%, PIK	8,640		488,160

			13,837,410

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	31

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description		Shares		Value (Note 1)

Foods
AmeriKing, Inc., 13.00% (cost $13,414; purchased 9/2/99)		1,619	(e)(k)	$2

Media & Entertainment 1.0%
Paxon Communications Corp., 14.25%		1,710		12,611,250
Primedia, Inc., Ser. D. 10.00%		59,945		5,994,500

				18,605,750

Technology 0.2%
Xerox Corp., 6.25%		28,520	(d)	4,213,830

Telecommunications
McLeodUSA, Inc., Ser. A, 2.50%		78,235		292,599
World Access, Inc., 13.25% (cost $6,500,000; purchased 4/7/98)		4,663	(f)(k)	4

				292,603

Total preferred stocks (cost $56,157,007)				36,969,654

	Expiration Date	Warrants
WARRANTS(c) 0.2%
Aladdin Gaming, (cost $0; purchased 2/18/98)	3/1/10	30,000	(k)	3
Allegiance Telecom, Inc., (cost $0; purchased 1/29/98)	2/3/08	14,200	(k)	2
Asia Pulp & Paper Ltd. (Indonesia), (cost $37; purchased 3/9/00)	3/15/05	3,705	(i)(k)	0
Bell Technology Group Ltd., (cost $0; purchased 9/10/98)	5/1/05	8,500	(k)	1
Bestel SA (Mexico), (cost $0; purchased 5/13/98)	5/15/05	12,000	(d)(i)(k)	1
GenTek, Inc.
GenTek, Inc., (cost $2,725; purchased 8/3/99)	10/31/10	14,910	(b)(k)	29,820
GenTek, Inc., (cost $4,087; purchased 8/3/99)	10/31/08	30,529	(b)(k)	61,058
GT Group Telecom, Inc. (Canada), 144A (cost $0; purchased 1/27/00)	2/1/10	8,610	(i)(k)	9
HF Holdings, Inc., (cost $4,375; purchased 9/30/99)	9/27/09	4,375	(f)(k)	4
ICG Communications, Inc., (cost $0; purchased 8/4/95)	10/15/05	127,809	(k)	1,278
McLeodUSA, Inc.	4/16/07	173,364		41,607

See Notes to Financial Statements.

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Description		Expiration Date	Warrants		Value (Note 1)

Price Communications Corp., (cost $0; purchased 7/31/97)		8/1/07	17,200	(k)	$885,232
Star Choice Communications (Canada), (cost $0; purchased 4/15/98)		12/15/05	124,485	(f)(i)(k)	851,166
Sterling Chemicals, Inc., (cost $0; purchased 8/16/96)		8/15/08	5,450	(k)	1
Telus Corp. (Canada)		9/15/05	108,785		2,060,388
TVN Entertainment, (cost $5,615,000; purchased 1/21/04)		1/1/49	46,241	(b)(f)(k)	26,820
Verado Holdings, Inc.		4/15/08	4,075		2,575
Versatel Telecom Int’l. NV (Netherlands), (cost $0; purchased 5/21/98)		5/15/08	10,000	(i)(k)	1
Viasystems Group, Inc., (cost $3,297,246; purchased 11/17/97)		1/10/31	166,335	(f)(k)	17
Wam!Net, Inc., (cost $0; purchased 9/11/98)		3/1/05	22,500	(k)	225
XM Satellite Radio, Inc., 144A (cost $3; purchased 3/10/00)		3/15/10	345	(k)	4

Total warrants (cost $10,541,297)					3,960,212

Total long-term investments (cost $1,776,695,573)					1,800,789,460

	Interest Rate	Maturity Date	Principal Amount (000)
SHORT-TERM INVESTMENTS 26.4%
CORPORATE BONDS 3.9%
Elsevier, Inc.,(h)	2.43(m)%	1/24/05	$20,000		19,968,311
Sara Lee Corp.(h)	2.11(m)	1/24/05	55,000		54,924,292

					74,892,603

Total corporate bonds (cost $74,892,603)					74,892,603

			Shares
MONEY MARKET FUND 22.5%
Dryden Core Investment Fund-Taxable Money Market Series (Note 3)(h), (cost $434,862,832)			434,862,832		434,862,832

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	33

Portfolio of Investments

as of December 31, 2004 Cont’d.

Description	Value (Note 1)
Total short-term investments (cost $509,755,435)	$509,755,435

Total Investments 119.7% (cost $2,286,451,008)	2,310,544,895
Liabilities in excess of other assets (19.7%)	(380,040,619)

Net Assets 100.0%	$1,930,504,276

144A—Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

(a)	Standard & Poor’s rating.
(b)	Indicates a restricted security; the aggregate cost of such securities is $28,378,842. The aggregate value of $20,475,623 is approximately 1.06% of net assets.
(c)	Non-income producing security.
(d)	Consists of more than one class of securities traded together as a unit; generally bonds with attached stock or warrants.
(e)	Represents issuer in default on interest payments or principal; non-income producing security.
(f)	Fair valued security.
(g)	Portion of securities on loan with an aggregate market value of $341,260,788; cash collateral of $410,422,644 was received with which the portfolio purchased securities.
(h)	Represents a security, or portion thereof, purchased with cash collateral received for securities on loan.
(i)	US$ denominated foreign bonds.
(j)	Floating rate bond. The coupon is indexed to a floating interest rate. The rate shown is the rate at December 31, 2004.
(k)	Indicates a security that has been deemed illiquid. The aggregate cost of the illiquid securities are $202,570,200. The aggregate value, $144,344,240 represents 7.48% of net assets.
(l)	The rate shown reflects the coupon rate after the step date.
(m)	The rate shown reflects the yield to maturity at December 31, 2004.

EUR—Euro Dollars.

GBP—Great Britain Pounds.

LLC—Limited Liability Company.

LP—Limited Partnership.

PIK—Payment-in-kind.

NR—Not Rated by Moody’s or Standard & Poor’s.

The	Fund’s current Prospectus contains a description of Moody’s and Standard & Poor’s ratings.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2004 was as follows:

Mutual Fund	22.5%
Electric	10.2
Media & Entertainment	8.9
Health Care & Pharmaceutical	7.0
Telecommunications	6.8
Capital Goods	6.3
Gaming	6.3
Foods	5.4
Pipelines & Other	4.9
Lodging & Leisure	4.7
Chemicals	3.8
Packaging	3.5
Energy—Other	3.1
Paper	3.1
Cable	2.8
Technology	2.8
Retailers	2.2
Metals	2.1
Sovereign Bonds	2.0
Building Materials & Construction	1.9
Aerospace/Defense	1.6
Automotive	1.6
Equity Investments	1.5
Consumer	1.4
Asset Backed Securities	1.1
Airlines	1.0
Real Estate Investment Trusts	0.5
Banking	0.4
Tobacco	0.2
Structured Notes	0.1

119.7
Liabilities in excess of other assets	(19.7)

Total	100.0%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	35

Statement of Assets and Liabilities

as of December 31, 2004

Assets
Investments, at value—including $341,260,788 of securities loaned (Note 4) (cost $2,286,451,008)	$2,310,544,895
Foreign currency, at value (cost $791,321)	807,050
Cash	982,581
Dividends and interest receivable	33,012,840
Receivable for Fund shares sold	630,551
Prepaid expenses	87,093

Total assets	2,346,065,010

Liabilities
Payable to broker for collateral for securities on loan	410,422,644
Payable for Fund shares reacquired	2,562,926
Management fee payable	749,205
Distribution fee payable	645,227
Accrued expenses	639,478
Dividends payable	466,638
Deferred directors’ fees	41,132
Unrealized depreciation on forward currency contracts	33,484

Total liabilities	415,560,734

Net Assets	$1,930,504,276

Net assets were comprised of:
Common stock, at par	$3,256,807
Paid-in capital in excess of par	3,156,412,420

3,159,669,227
Accumulated net investment loss	(514,332)
Accumulated net realized loss on investments and foreign currency transactions	(1,252,726,749)
Net unrealized appreciation on investments and foreign currencies	24,076,130

Net assets December 31, 2004	$1,930,504,276

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($1,336,703,424 ÷ 225,412,019 shares of common stock issued and outstanding)	$5.93
Maximum sales charge (4.5% of offering price)	0.28

Maximum offering price to public	$6.21

Class B
Net asset value, offering price and redemption price per share ($477,841,268 ÷ 80,704,544 shares of common stock issued and outstanding)	$5.92

Class C
Net asset value, offering price and redemption price per share ($83,411,654 ÷ 14,087,750 shares of common stock issued and outstanding)	$5.92

Class Z
Net asset value, offering price and redemption price per share ($32,547,930 ÷ 5,476,412 shares of common stock issued and outstanding)	$5.94

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	37

Statement of Operations

Year Ended December 31, 2004

Net Investment Income
Income
Interest	$152,866,881
Dividends	4,511,788
Income from securities loaned, net	984,630

Total income	158,363,299

Expenses
Management fee	9,059,128
Distribution fee—Class A	3,295,836
Distribution fee—Class B	4,087,829
Distribution fee—Class C	662,210
Transfer agent’s fees and expenses	2,520,000
Reports to shareholders	430,000
Custodian’s fees and expenses	400,000
Registration fees	113,000
Directors’ fees	45,000
Legal fees and expenses	30,000
Audit fee	24,000
Miscellaneous	64,677

Total expenses	20,731,680

Net investment income	137,631,619

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	25,400,253
Foreign currency transactions	(215,793)

25,184,460

Net change in unrealized appreciation (depreciation) on:
Investments	20,360,017
Foreign currencies	(17,854)

20,342,163

Net gain on investments and foreign currency transactions	45,526,623

Net Increase In Net Assets Resulting From Operations	$183,158,242

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$137,631,619	$160,158,845
Net realized gain on investment and foreign currency transactions	25,184,460	19,968,685
Net change in unrealized appreciation (depreciation) of investments and foreign currencies	20,342,163	292,666,000

Net increase in net assets resulting from operations	183,158,242	472,793,530

Dividends from net investment income (Note 1)
Class A	(96,111,579)	(103,405,926)
Class B	(37,049,411)	(47,569,007)
Class C	(6,004,591)	(6,786,652)
Class Z	(2,469,824)	(4,642,072)

	(141,635,405)	(162,403,657)

Fund share transactions (Net of share conversions) (Note 7)
Net proceeds from shares sold	133,355,723	504,018,908
Net asset value of shares issued in reinvestment of dividends	75,381,490	85,279,392
Cost of shares reacquired	(453,535,998)	(654,733,464)

Net decrease in net assets from Fund share transactions	(244,798,785)	(65,435,164)

Total increase (decrease)	(203,275,948)	244,954,709

Net Assets
Beginning of year	2,133,780,224	1,888,825,515

End of year	$1,930,504,276	$2,133,780,224

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	39

Notes to Financial Statements

Dryden High Yield Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund’s investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primarily market is believed by Prudential Investments LLC (“PI” or “Manger”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Future contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of

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Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from the security’s most recent closing price and from the price used by other mututal funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at December 31, 2004 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Dryden High Yield Fund, Inc.	41

Notes to Financial Statements

Cont’d

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period-ended exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes

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in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Forward currency contracts involve elements of both market and credit risk in excess of the amounts reported on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss) (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income taxes purposes, it is Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dryden High Yield Fund, Inc.	43

Notes to Financial Statements

Cont’d

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually. Dividends and distribution to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund’s average daily net assets in excess of $3 billion. The effective management fee rate was .46 of 1% for the year ended December 31, 2004.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B and C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

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Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. For the year ended December 31, 2004, PIMS has contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the average daily net assets of the Class A and Class C shares, respectively.

PIMS has advised the Fund that it has received approximately $599,900 and $4,600 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2004, it received approximately $6,200, $834,800 and $34,400 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks, for the period from October 1, 2003 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement will be October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC, (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the

Dryden High Yield Fund, Inc.	45

Notes to Financial Statements

Cont’d

year ended December 31, 2004, the Fund incurred fees of approximately $1,914,000 for the services of PMFS. As of December 31, 2004, approximately $150,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The Fund incurred approximately $176,000 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) an affiliate of PI, was approximately $140,200 for the year ended December 31, 2004. As of December 31, 2004, approximately $12,100 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

PIM is the Fund’s securities lending agent. For the year ended December 31, 2004, PIM has been compensated approximately $19,400 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2004, the Fund earned income of $1,059,469 and $984,630, respectively, from the Series by investing its excess cash and collateral received from securities lending.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2004 were $1,034,554,368 and $1,314,312,128, respectively.

At December 31, 2004 the Fund had an outstanding forward currency contract to sell foreign currency as follows:

Foreign Currency Sales Contracts	Current Value	Value at Settlement Date Receivable	Unrealized Depreciation
Euro Currency Expiring 1/13/05	$1,662,930	$1,629,446	$(33,484)

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As of December 31, 2004, the Fund has securities on loan with an aggregate market value of $341,260,788. The Fund received $410,422,644 in cash, as collateral for securities on loan with which it purchased highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss), accumulated net realized gains (losses) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gain (loss) on investment. For the year ended December 31, 2004, the adjustments were to decrease accumulated net investment loss by $4,773,104, increase accumulated net realized loss on investments and foreign currency transactions by 4,245,387 and decrease paid-in-capital by 527,717, due to foreign currency reclassification and certain other permanent differences. Net investment income, net realized gains and net assets were not affected by this change.

For the year ended December 31, 2004 and December 31, 2003, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets was $141,635,405 and $162,403,657 of ordinary income, respectively.

As of December 31, 2004, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2004 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation	Other Cost basis Adjustments	Adjusted Net Unrealized Appreciation of Investment
$2,294,153,321	$141,087,208	$124,695,634	$16,391,574	$15,728	$16,407,302

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums and wash sales for book and tax purposes.

For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2004 of approximately $1,234,638,000, of which $137,467,000 expires

Dryden High Yield Fund, Inc.	47

Notes to Financial Statements

Cont’d

in 2007, $312,066,000 expires in 2008, $369,236,000 expires 2009 and $386,017,000 expires in 2010. The remaining amount resulted from when the Fund acquired a capital loss carryforward from the merger with Prudential High Yield Total Return Fund, Inc. in the amount of $29,852,000, of which $1,698,000 expires in 2006, $6,981,000 expires in 2007, $8,555,000 in 2008 and $12,618,000 expires in 2009, respectively. The future utilization of the acquired built-in losses from Prudential High Yield Total Return Fund, Inc. in the amount of $18,309,338, will be limited under Section 382 of the Internal Revenue Code of 1986, as amended. The annual limitation to be applied to all Section 382 losses will be $3,494,000. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such allowable amounts. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration date. In addition, as of December 31, 2004, the Fund elected to treat post-October capital and currency losses of approximately $10,823,000 and $70,000, respectively, incurred in the two month period ended December 31, 2004 as having been incurred in the following fiscal year.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z Shares. Class A shares purchased on of after March 15, 2004 are subject to a maximum front-end sales charge (FESC) of 4.5% and all investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Prior to March 15, 2004, Class A shares were sold with a FESC of 4%. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares purchased on or after February 2, 2004, are subject to a CDSC of 1% if sold within 12 months of purchase. Prior to February 2, 2004, Class C shares were sold with a FESC of 1% and a CDSC of 1% if sold within 18 months of purchase. A special exchange privilege is also available for shareholders who qualifies to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively to a limited group of investors.

The Fund has 3 billion shares of $.01 par value common stock authorized; equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

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Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2004:
Shares sold	12,360,634	$71,390,483
Shares issued in reinvestment of dividends	9,161,500	53,029,281
Shares reacquired	(46,786,778)	(270,679,919)

Net increase (decrease) in shares outstanding before conversion	(25,264,644)	(146,260,155)
Shares issued upon conversion from Class B	15,333,614	88,858,239

Net increase (decrease) in shares outstanding	(9,931,030)	$(57,401,916)

Year ended December 31, 2003:
Shares sold	62,033,819	$333,313,582
Shares issued in reinvestment of dividends	10,269,474	56,062,123
Shares reacquired	(86,556,055)	(471,250,698)

Net increase (decrease) in shares outstanding before conversion	(14,252,762)	(81,874,993)
Shares issued upon conversion from Class B	16,884,663	92,565,640

Net increase (decrease) in shares outstanding	2,631,901	$10,690,647

Class B
Year ended December 31, 2004:
Shares sold	6,521,977	$37,767,874
Shares issued in reinvestment of dividends	2,968,726	17,149,203
Shares reacquired	(20,238,734)	(116,679,071)

Net increase (decrease) in shares outstanding before conversion	(10,748,031)	(61,761,994)
Shares redeemed upon conversion to Class A	(15,360,128)	(88,858,239)

Net increase (decrease) in shares outstanding	(26,108,159)	$(150,620,233)

Year ended December 31, 2003:
Shares sold	16,575,416	$89,410,928
Shares issued in reinvestment of dividends	3,960,647	21,544,968
Shares reacquired	(19,470,116)	(105,570,262)

Net increase (decrease) in shares outstanding before conversion	1,065,947	5,385,634
Shares redeemed upon conversion to Class A	(16,915,574)	(92,565,640)

Net increase (decrease) in shares outstanding	(15,849,627)	$(87,180,006)

Class C
Year ended December 31, 2004:
Shares sold	1,201,251	$6,943,109
Shares issued in reinvestment of distributions	557,285	3,220,067
Shares reacquired	(4,472,114)	(25,713,475)

Net increase (decrease) in shares outstanding	(2,713,578)	$(15,550,299)

Year ended December 31, 2003:
Shares sold	6,096,355	$32,545,826
Shares issued in reinvestment of distributions	671,779	3,665,752
Shares reacquired	(4,472,803)	(24,364,553)

Net increase (decrease) in shares outstanding	2,295,331	$11,847,025

Dryden High Yield Fund, Inc.	49

Class Z
Year ended December 31, 2004:
Shares sold	2,981,778	$17,254,257
Shares issued in reinvestment of distributions	341,370	1,982,939
Shares reacquired	(6,958,687)	(40,463,533)

Net increase (decrease) in shares outstanding	(3,635,539)	$(21,226,337)

Year ended December 31, 2003:
Shares sold	9,023,968	$48,748,572
Shares issued in reinvestment of distributions	732,596	4,006,549
Shares reacquired	(9,772,426)	(53,547,951)

Net increase (decrease) in shares outstanding	(15,862)	$(792,830)

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Financial Highlights

DECEMBER 31, 2004	ANNUAL REPORT

Dryden High Yield Fund, Inc.

Financial Highlights

Class A
Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$5.80

Income (loss) from investment operations:
Net investment income	.41
Net realized and unrealized gain (loss) on investment transactions	.14

Total from investment operations	.55

Less Distributions
Dividends from net investment income	(.42)
Distributions in excess of net investment income	—
Tax return of capital distributions	—

Total distributions	(.42)

Net asset value, end of year	$5.93

Total Return(a):	9.93%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,336,703
Average net assets (000)	$1,318,334
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	.89%
Expenses, excluding distribution and service (12b-1) fees	.64%
Net investment income	7.08%
For Classes A, B, C and Z shares:
Portfolio turnover rate	55%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2003	2002	2001	2000

$4.99	$5.57	$6.20	$7.38

.43	.47	.61 (b)	.69 (b)
.82	(.57)	(.61)	(1.17)

1.25	(.10)	—	(.48)

(.44)	(.48)	(.61)	(.69)
—	—	—	— (c)
—	—	(.02)	(.01)

(.44)	(.48)	(.63)	(.70)

$5.80	$4.99	$5.57	$6.20

25.66%	(1.56)%	(.25)%	(6.88)%

$1,364,999	$1,160,389	$1,323,184	$1,482,144
$1,286,769	$1,206,048	$1,433,298	$1,591,228

.90%	.90%	.88%	.85%
.65%	.65%	.63%	.60%
7.93%	9.13%	10.14%	9.95%

68%	50%	77%	71%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	53

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$5.79

Income (loss) from investment operations:
Net investment income	.38
Net realized and unrealized gain (loss) on investment transactions	.14

Total from investment operations	.52

Less Distributions
Dividends from net investment income	(.39)
Distributions in excess of net investment income	—
Tax return of capital distributions	—

Total distributions	(.39)

Net asset value, end of year	$5.92

Total Return(a):	9.39%
Ratios/Supplemental Data:
Net assets, end of year (000)	$477,841
Average net assets (000)	$545,044
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.39%
Expenses, excluding distribution and service (12b-1) fees	.64%
Net investment income	6.62%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the period.
(c)	Less than $.005 per share.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2003	2002	2001	2000

$4.98	$5.56	$6.19	$7.36

.40	.44	.58 (b)	.65 (b)
.82	(.57)	(.61)	(1.16)

1.22	(.13)	(.03)	(.51)

(.41)	(.45)	(.58)	(.65)
—	—	—	— (c)
—	—	(.02)	(.01)

(.41)	(.45)	(.60)	(.66)

$5.79	$4.98	$5.56	$6.19

25.08%	(2.07)%	(.78)%	(7.28)%

$618,539	$610,615	$801,358	$1,051,971
$629,849	$720,123	$965,014	$1,453,221

1.40%	1.40%	1.38%	1.35%
.65%	.65%	.63%	.60%
7.44%	8.60%	9.66%	9.41%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	55

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$5.79

Income (loss) from investment operations:
Net investment income	.38
Net realized and unrealized gain (loss) on investment transactions	.14

Total from investment operations	.52

Less Distributions
Dividends from net investment income	(.39)
Distributions in excess of net investment income	—
Tax return of capital distributions	—

Total distributions	(.39)

Net asset value, end of year	$5.92

Total Return(a):	9.39%
Ratios/Supplemental Data:
Net assets, end of year (000)	$83,412
Average net assets (000)	$88,295
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.39%
Expenses, excluding distribution and service (12b-1) fees	.64%
Net investment income	6.61%

(a)	Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the period.
(c)	Less than $.005 per share.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75% of 1% of the average daily net assets of the Class C shares.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2003	2002	2001	2000

$4.98	$5.56	$6.19	$7.36

.40	.44	.58 (b)	.65 (b)
.82	(.57)	(.61)	(1.16)

1.22	(.13)	(.03)	(.51)

(.41)	(.45)	(.58)	(.65)
—	—	—	— (c)
—	—	(.02)	(.01)

(.41)	(.45)	(.60)	(.66)

$5.79	$4.98	$5.56	$6.19

25.08%	(2.07)%	(.78)%	(7.28)%

$97,291	$72,213	$68,382	$67,890
$90,157	$72,506	$70,073	$82,438

1.40%	1.40%	1.38%	1.35%
.65%	.65%	.63%	.60%
7.42%	8.65%	9.66%	9.44%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	57

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.81

Income (loss) from investment operations:
Net investment income	.42
Net realized and unrealized gain (loss) on investment transactions	.15

Total from investment operations	.57

Less Distributions
Dividends from net investment income	(.44)
Distributions in excess of net investment income	—
Tax return of capital distributions	—

Total distributions	(.44)

Net asset value, end of year	$5.94

Total Return(a):	10.20%
Ratios/Supplemental Data:
Net assets, end of year (000)	$32,548
Average net assets (000)	$32,828
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.64%
Expenses, excluding distribution and service (12b-1) fees	.64%
Net investment income	7.32%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the period.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,
2003	2002	2001	2000

$5.00	$5.58	$6.20	$7.39

.44	.48	.63 (b)	.70 (b)
.82	(.57)	(.60)	(1.17)

1.26	(.09)	.03	(.47)

(.45)	(.49)	(.63)	(.70)
—	—	—	(.01)
—	—	(.02)	(.01)

(.45)	(.49)	(.65)	(.72)

$5.81	$5.00	$5.58	$6.20

25.94%	(1.30)%	.19%	(6.58)%

$52,951	$45,609	$42,252	$37,288
$56,046	$43,494	$42,557	$43,997

.65%	.65%	.63%	.60%
.65%	.65%	.63%	.60%
8.17%	9.41%	10.41%	10.17%

See Notes to Financial Statements.

Dryden High Yield Fund, Inc.	59

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden High Yield Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Dryden High Yield Fund, Inc. hereafter referred to as the “Fund”, including the portfolio of investments, as of December 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods presented prior to December 31, 2004, were audited by another independent registered public accounting firm, whose report dated, February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2005

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Federal Income Tax Information

(unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2004) as to the federal income tax status of dividends paid by the Fund during such fiscal period. Accordingly, we are advising you that during its fiscal period ended December 31, 2004, the Fund paid dividends for Class A, Class B, Class C and Class Z shares totaling $.42, $.39, $.39 and $.44 per share, of ordinary income, which is taxable as such, respectively.

Further, we wish to advise you that 3.20% of the ordinary income dividends paid in the fiscal year ended December 31, 2004 qualified for the corporate dividend received deduction available to corporate taxpayers.

Dryden High Yield Fund, Inc.	61

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held: (4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1995(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen G. Stoneburn (61), Director since 2003(3) Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Director since 2003(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc., and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 167 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer and Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.,

Dryden High Yield Fund, Inc.	63

Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (47), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of Pl; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (46), Assistant Secretary since 2004(3)

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51), Acting Anti-Money Laundering Compliance Officer since 2004(3)

Vice President, Prudential (since July 1997): Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.: formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1995(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

(†)	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadvisers (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

64	Visit our website at www.jennisondryden.com

(3)	There is no set term of office for Directors and Officers. The independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden High Yield Fund, Inc.	65

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	4.98%	3.82%	6.46%	7.70%
Class B	4.39	4.14	6.38	8.42
Class C	8.39	4.27	6.38	6.03
Class Z	10.20	5.06	N/A	5.70

Average Annual Total Returns (Without Sales Charges) as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception
Class A	9.93%	4.78%	6.95%	8.03%
Class B	9.39	4.27	6.38	8.42
Class C	9.39	4.27	6.38	6.03
Class Z	10.20	5.06	N/A	5.70

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50%.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 3/29/79; Class C, 8/1/94; and Class Z, 3/1/96.

The graph compares a $10,000 investment in the Dryden High Yield Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers U.S. Corporate High Yield Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1994) and the account values at the end of the current fiscal year (December 31, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (junk) bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 4.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 4.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden High Yield Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer • Deborah A. Docs, Secretary • Maryanne Ryan, Anti-Money Laundering Officer • Helene Gurian, Acting Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Shearman & Sterling LLP	599 Lexington Avenue New York, NY 10022

Dryden High Yield Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PBHAX	PBHYX	PRHCX	PHYZX
CUSIP	262438104	262438203	262438302	262438401

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden High Yield Fund, Inc. PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Dryden High Yield Fund, Inc. PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden High Yield Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PBHAX	PBHYX	PRHCX	PHYZX
CUSIP	262438104	262438203	262438302	262438401

MF110E    IFS-A100966    Ed. 02/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal year ended December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,100 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended December 31, 2003, so no information for that fiscal year is provided.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Fund’s website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Dryden High Yield Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden High Yield Fund, Inc., P.O. Box 13964,

Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Dryden High Yield Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden High Yield Fund, Inc.

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date February 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date February 23, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 23, 2005

*	Print the name and title of each signing officer under his or her signature.